                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY
 FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
 SERIES)                                INVESCO HIGH INCOME 2023 TARGET TERM
 AIM INTERNATIONAL MUTUAL FUNDS         FUND
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO HIGH INCOME TRUST II
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MANAGEMENT TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL INCOME OPPORTUNITIES
 AIM INVESTMENT SECURITIES FUNDS        TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL TRUST
 FUNDS)                                 INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM TAX-EXEMPT FUNDS (INVESCO TAX-     INCOME TRUST
 EXEMPT FUNDS)                          INVESCO QUALITY MUNICIPAL INCOME TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SECURITIES TRUST
 TREASURER'S SERIES TRUST)              INVESCO SENIOR INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO TRUST FOR INVESTMENT GRADE
 TRUST II                               NEW YORK MUNICIPALS
 INVESCO BOND FUND                      INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit
to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                  EXPIRATION
   SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
 ------------------   ----------------------------  --------------  -----------
Invesco Strategic     Invesco will waive advisory    4/30/2014      06/30/2019
Real Return Fund       fees in an amount equal to
                      the advisory fees earned on
                         underlying affiliated
                              investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                    EXPIRATION
 INVESTMENT FUNDS          WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
  ----------------    ----------------------------  --------------  -----------
Invesco Balanced-     Invesco will waive advisory     02/24/15      06/30/2019
Risk Commodity         fees in an amount equal to
Strategy Fund         the advisory fees earned on
                         underlying affiliated
                              investments

Invesco Global        Invesco will waive advisory    12/17/2013     06/30/2019
Targeted Returns       fees in an amount equal to
Fund                  the advisory fees earned on
                         underlying affiliated
                              investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                EXPIRATION
   SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
--------------------  ----------------------------  --------------  -----------
Premier Portfolio     Invesco will waive advisory     2/1/2011      12/31/2017
                      fees in the amount of 0.07%
                      of the Fund's average daily
                      net assets

Premier U.S.          Invesco will waive advisory     2/1/2011      12/31/2017
Government Money      fees in the amount of 0.07%
Portfolio             of the Fund's average daily
                      net assets

Premier Tax-Exempt    Invesco will waive advisory    06/01/2016     12/31/2017
Portfolio             fees in the amount of 0.05%
                      of the Fund's average daily
                      net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal  September 30, 2015  June 30, 2019
Fund
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2019
Invesco Summit Fund                               July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                            EFFECTIVE DATE COMMITTED UNTIL
 ----                                            -------------- ---------------
 Invesco European Small Company Fund              July 1, 2007   June 30, 2019
 Invesco Global Core Equity Fund                  July 1, 2007   June 30, 2019
 Invesco International Small Company Fund         July 1, 2007   June 30, 2019
 Invesco Small Cap Equity Fund                    July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Alternative Strategies Fund         October 14, 2014    June 30, 2019
 Invesco Convertible Securities Fund         February 12, 2010   June 30, 2019
 Invesco Global Low Volatility Equity Yield    July 1, 2007      June 30, 2019
 Fund
 Invesco Mid Cap Core Equity Fund              July 1, 2007      June 30, 2019
 Invesco Multi-Asset Inflation Fund          October 14, 2014    June 30, 2019
 Invesco Quality Income Fund                 February 12, 2010   June 30, 2019
 Invesco Small Cap Growth Fund                 July 1, 2007      June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Asia Pacific Growth Fund              July 1, 2007      June 30, 2019
 Invesco European Growth Fund                  July 1, 2007      June 30, 2019
 Invesco Global Growth Fund                    July 1, 2007      June 30, 2019
 Invesco Global Opportunities Fund            August 3, 2012     June 30, 2019
 Invesco Global Responsibility Equity Fund     June 30, 2016     June 30, 2019
 Invesco Global Small & Mid Cap Growth Fund    July 1, 2007      June 30, 2019
 Invesco International Companies Fund        December 21, 2015   June 30, 2019
 Invesco International Core Equity Fund        July 1, 2007      June 30, 2019
 Invesco International Growth Fund             July 1, 2007      June 30, 2019
 Invesco Select Opportunities Fund            August 3, 2012     June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE    COMMITTED UNTIL
----                                         ------------------- ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013    June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009      June 30, 2019
Invesco Balanced-Risk Commodity Strategy     November 29, 2010    June 30, 2019
Fund/2/
Invesco Developing Markets Fund                 July 1, 2007      June 30, 2019
Invesco Emerging Markets Equity Fund            May 11, 2011      June 30, 2019
Invesco Emerging Markets Flexible Bond         June 14, 2010      June 30, 2019
Fund/3/
Invesco Endeavor Fund                           July 1, 2007      June 30, 2019
Invesco Global Health Care Fund                 July 1, 2007      June 30, 2019
Invesco Global Infrastructure Fund              May 2, 2014       June 30, 2019
Invesco Global Market Neutral Fund           December 17, 2013    June 30, 2019
Invesco Global Targeted Returns Fund/5/      December 17, 2013    June 30, 2019
Invesco Greater China Fund                      July 1, 2007      June 30, 2019
Invesco Long/Short Equity Fund               December 17, 2013    June 30, 2019
Invesco Low Volatility Emerging Markets Fund December 17, 2013    June 30, 2019
Invesco Macro Allocation Strategy Fund/4/    September 25, 2012   June 30, 2019
Invesco Macro International Equity Fund      December 17, 2013    June 30, 2019
Invesco Macro Long/Short Fund                December 17, 2013    June 30, 2019
Invesco MLP Fund                              August 29, 2014     June 30, 2019
Invesco Multi-Asset Income Fund/6/           December 13, 2011    June 30, 2019
Invesco Pacific Growth Fund                  February 12, 2010    June 30, 2019
Invesco Select Companies Fund                   July 1, 2007      June 30, 2019
Invesco World Bond Fund                         July 1, 2007      June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Corporate Bond Fund                   February 12, 2010   June 30, 2019
Invesco Global Real Estate Fund                 July 1, 2007      June 30, 2019
Invesco Government Money Market Fund            July 1, 2007      June 30, 2019
Invesco High Yield Fund                         July 1, 2007      June 30, 2019
Invesco Real Estate Fund                        July 1, 2007      June 30, 2019
Invesco Short Duration Inflation Protected      July 1, 2007      June 30, 2019
Fund
Invesco Short Term Bond Fund                    July 1, 2007      June 30, 2019
Invesco U.S. Government Fund                    July 1, 2007      June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco American Value Fund                 February 12, 2010  June 30, 2019
Invesco Comstock Fund                       February 12, 2010  June 30, 2019
Invesco Energy Fund                           July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                  July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund           July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                 February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                February 12, 2010  June 30, 2019
Invesco Technology Fund                       July 1, 2007     June 30, 2019
Invesco Technology Sector Fund              February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund            February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                             EFFECTIVE DATE    COMMITTED UNTIL
----                                            ------------------ ---------------
Invesco High Yield Municipal Fund               February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                   February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund           February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                      July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund        July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/ December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund       July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------- ---------------
Invesco Exchange Fund                       September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation   January 16, 2013  June 30, 2019
Fund/8/

                           INVESCO MANAGEMENT TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                            --------------  ---------------
Invesco Conservative Income Fund                July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II    May 15, 2012     June 30, 2019
Invesco Bond Fund                             August 26, 2015   June 30, 2019
Invesco California Value Municipal Income      May 15, 2012     June 30, 2019
Trust
Invesco Dynamic Credit Opportunities Fund      May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund    November 28, 2016  June 30, 2019
Invesco High Income Trust II                   May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust  August 26, 2015   June 30, 2019
Invesco Municipal Opportunity Trust            May 15, 2012     June 30, 2019
Invesco Municipal Trust                        May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income    May 15, 2012     June 30, 2019
Trust
Invesco Quality Municipal Income Trust        August 26, 2015   June 30, 2019
Invesco Senior Income Trust                    May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade             May 15, 2012     June 30, 2019
Municipals
Invesco Trust for Investment Grade New York    May 15, 2012     June 30, 2019
Municipals
Invesco Value Municipal Income Trust           June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.